UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542

(Address of principal executive offices) (Zip code)

Michael B. Orkin

5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 678-533-7850

Date of fiscal year end: April 30

Date of reporting period: May 1, 2011 – April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

Caldwell & Orkin
Table of Contents	Market Opportunity Fund
April 30, 2012

1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Investment Adviser	Shareholder Accounts
C&O Funds Advisor, Inc.	c/o ALPS Fund Services, Inc.
5185 Peachtree Parkway,	P.O. Box 46256
Suite 370	Denver, Colorado 80201
Norcross, Georgia	(800) 467-7903
30092-6541
(800) 237-7073

Dear Fellow Shareholder:	June 19, 2012

The Caldwell & Orkin Market Opportunity Fund (the “Fund” or “MOF”) rose 5.54% in the 6-month period ended April 30, 2012. The S&P 500 Total Return Index (“S&P 500”) gained 12.77% during the same period. For the 12 months ended April 30, 2012, the Fund gained 4.95%, while the S&P 500 increased 4.76%. And, since commencement of active management on August 24, 1992 through April 30, 2012, the Fund has generated an 8.54% compound annual return, bettering the S&P 500’s 8.53% compound annual return during the same period by a nose. The Fund’s total return from August 24, 1992 through April 30, 2012 has been 402.28%, compared to the S&P 500’s total return of 401.66%. Of course, past performance is no guarantee of future results. Please see standardized performance on page 6.

Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 6, 8, 9 and 10). Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have had virtually no correlation (3.23%) with the price movements of the S&P 500 as measured by R, the correlation coefficient. An S&P 500 Index fund has nearly a 100% correlation to the market in any given period. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to the S&P 500, deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)

Management Discussion and Analysis

For the year-ended April 30, 2012 the Fund continued to generate return characteristics emblematic of a true long / short mutual fund with low correlation to the S&P 500. During the months experiencing negative market performance (May – September 2011, November 2011 and April 2012) the Fund significantly outperformed relative to the S&P 500, gaining .71% vs. -16.97% for the S&P 500. During the months experiencing positive market performance (October and December 2011 and January – March 2012) the Fund underperformed relative to the S&P 500, gaining 4.21% versus 26.16% for the index.

From April 30, 2011 through April 30, 2012 the Fund maintained a net-long invested position (see the Equity Investment Position chart on page 10). The Fund’s gross long exposure at period-end was 70.19%, and it fluctuated throughout the year from a low of 32.37% to a high of 72.87%, averaging 55.33%. During this time period the long portfolio underperformed the S&P 500, returning -1.61%. The Fund’s gross short exposure ended the period at -14.37%, fluctuating throughout the year from a low of -9.81% to a high of -34.14%, averaging -23.49%. The short

Annual Report | April 30, 2012	1

Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter
April 30, 2012 (Unaudited)

portfolio outperformed the S&P 500, returning of 9.65%. The Fund’s net invested position (longs minus shorts) ended the period at 55.82% net long, fluctuating from 4.03% to 61.20%, and averaging 31.84%. The Fund’s total invested position (longs plus absolute value of the shorts plus puts plus calls) ended the period at 84.74%, fluctuating from 56.08% to 95.16%.

The Fund’s asset allocation fluctuations throughout the year are generally the result of risk control measures. Specifically looking at asset allocation shifts last year, we reduced our long positions between August – November 2011, and reduced the shorts from January – April 2012.

On the long we side we added exposure to homebuilding and building products companies, oil & gas pipeline companies and we increased our exposure to technology. We purchased shares of homebuilder stocks as data emerged that indicated housing fundamentals were improving. After years of oversupply, the inventory of homes for sale was coming into balance, mortgage interest rates were at all-time lows, the cost of renting was rising and four years worth of pent-up demand was starting to come off the sidelines. At 11.79% homebuilders are currently our largest long industry exposure. We also established a 9.10% position in building products companies that we thought would be direct beneficiaries of improved housing market fundamentals. Our oil & gas pipeline purchases (7.07% of the portfolio) give us exposure to increasing domestic energy production and usage while minimizing exploration and pricing risk, with the added benefit of producing income. We increased our technology exposure to 12.26%. While multiple themes underlie this allocation, the predominate driver is mobile connectivity and increased use of cloud-based storage. We reduced our exposures to electric-integrated utilities and to medical HMO providers during the review period.

On the short side of the portfolio we significantly reduced our exposures to European banks and emerging market exchange-traded funds (“ETF-s”). We also reduced our exposure to for-profit education, though it remains our largest short industry exposure at -2.50%.

During the period six of our 10 biggest winners were longs. Gains in our largest single position, Apple Inc. (AAPL), led the way as the company’s innovation continued to drive sales of its mobile devices. The Fund also had gains in homebuilder stocks Lennar Corp. (LEN) and Pulte Group (PHM), two homebuilders benefitting from improving order growth. Building products company Fortune Brands Home & Security (FBHS) benefitted from these trends as well. Investments in Starbucks Corp. (SBUX), Kinder Morgan, Inc. (KMI) and a call position in Petrohawk (HK), which was acquired by BHP Billiton (BHP), also helped the Fund’s performance. The three shorts in our top 10 performers were a solar panel manufacturer, an e-commerce service provider and a European bank.

Three out of five of our biggest losers were longs. Gold miner shares Goldcorp (GG) and the Market Vectors Gold Miners ETF (GDX) fell as the price of gold weakened while the cost to mine gold increased. Vertex Pharmaceuticals Inc. (our largest gainer in fiscal year 2011) hurt performance as well, due to increased competition in the Hepatitis C drug market. Our two worst performing shorts were a retailer and a hospital operator. While the retailer is still fundamentally a potential short candidate, it is no longer in the portfolio. We still maintain exposure to the hospital operator.

2	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Outlook

This fiscal year begins on a similar yet diverging path from the two preceding years. The victory of anti-austerity candidates in Greece and France has placed the issue of European Union fragility back on center stage. The U.S. economic recovery remains less than robust with employment growth stagnating at levels insufficient to keep up with the growth in the population. As we near the expiration of the Federal Reserve’s Operation Twist policy intervention (a Fed initiative to drive down interest rates on 10-year bonds), the rate of growth in the money supply has slowed, providing a headwind to U.S. equity markets.

The divergence from the path of years before comes in the form of an improving U.S. housing market, an expansion in credit availability and a reduction in global interest rates. There are direct and indirect economic benefits from the improvement in housing fundamentals. Perhaps most importantly a housing recovery lifts consumer net worth, helping repair household balance sheets and lift consumer confidence. Reflective of this, the Federal Reserve’s recent Senior Loan Officer Survey (SLOS) indicated that, not only are banks loosening lending standards, but household and business loan demand is surprisingly robust. At the same time, the economic slowdown in Europe and in emerging markets has greatly reduced inflationary pressures, leading to a drastic reduction in global interest rates. All these factors point to potentially accelerating U.S. domestic growth.

The Fund is bullishly positioned with a total invested position at May 31, 2012 of 84.15% and a net long position of 40.13% (which we recently reduced). Should the European Union conflagration accelerate or U.S. employment growth further stagnate, the Fund will likely be repositioned in a more defensive posture.

Markets move in cycles. Our goal in managing the Fund is to outperform over the course of a full market cycle, which includes both bull and bear market phases. Ned Davis Research, Inc. (“NDR”) has computed what they consider to be bull and bear market cycles for the S&P 500. Most of their definition focuses on a 20% market move in either direction. The Fund has outperformed in four out of the last five full market cycles. The NDR data is shown below:

Bull Market Phase
Start Date	MOF	S&P
8/24/1992*	210.84%	230.03%
8/31/1998	6.14%	62.88%
9/21/2001	-5.72%	22.00%
10/9/2002	16.86%	119.38%
3/9/2009	-1.63%	111.33%

Bear Market Phase
Start Date**	MOF	S&P
7/17/1998	4.02%	-19.19%
9/1/2000	15.10%	-35.71%
3/19/2002	10.02%	-33.01%
10/9/2007	-0.61%	-55.26%
4/29/2011	0.47%	-18.72%

Full Market Cycle
End Date***	MOF	S&P
8/31/1998	223.35%	166.69%
9/21/2001	22.17%	4.72%
10/9/2002	3.73%	-18.27%
3/9/2009	16.14%	-1.85%
10/3/2011	-1.17%	71.76%

*	The first bull market phase began 10/11/1990, but the table begins with 8/24/1992, which coincides with commencement of active management of the Caldwell & Orkin Market Opportunity Fund.
**	The bear market start date is the bull market’s end date.
***	A full market cycle runs from the bull market start date to the full market cycle end date.

Source: Ned Davis Research, Inc.

Sincerely,

Michael B. Orkin, CFA

Portfolio Manager and Chief Investment Officer

Annual Report | April 30, 2012	3

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Disclosure

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Our philosophy in managing the Fund is to focus on risk as well as return. We use active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents - to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). The Fund may hold up to 60% of its net assets in short positions at any time and also invest in options. Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market. Our asset allocation determinations are primarily based on our perception of risk in the marketplace. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

An investment in the Fund involves risk, including the loss of principal. Additionally, there are certain risks inherent in investing in the Fund, including market risk, short sale risk, interest rate risk, business risk, small company risk, market valuation risk, political risk, and portfolio turnover risk. For a complete discussion of these risks, you may request a copy of the Fund’s prospectus by calling 800-237-7073. The Fund uses aggressive investment strategies (including short positions and options) that have the potential for yielding high returns; however, these strategies may also result in losses. Stocks sold short have unlimited risk. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Options are not suitable for all investors.

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index.

Distributed by ALPS Distributors, Inc., Member FINRA/SIPC

1290 Broadway, Suite 1100, Denver, CO 80203

4	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Statistical Risk Definitions:

Correlation Coefficient (R): R is a statistical measure of correlation. In this report, R is a measurement of investment risk that indicates how closely performance is linked to the broad market – it quantifies the degree to which a fund’s performance correlates with the performance of a benchmark. R can vary between 100% (perfect positive correlation) and –100% (perfect negative correlation). 0% represents no correlation. An R of 100% means that all movements of a fund are fully explained by movements in its benchmark index. Conversely, a low R indicates that very few of the fund’s movements are explained by movements in its benchmark index, and a negative R indicates a fund’s movements are inversely correlated with its benchmark index.

Coefficient of Determination (R-Square): R-Square, also represented as R2, is another measurement of investment risk that quantifies the degree to which a fund’s performance correlates with the performance of its benchmark index. R-Square is calculated by multiplying the Correlation Coefficient (R) by itself, and is therefore always positive. R-Square can vary between 0% (no correlation) and 100% (perfect correlation). The higher the value of R-Square, the greater the degree of correlation between the fund and its benchmark index. R-squared does not take into account the direction of the correlation (positive or negative), therefore R-Squared is not able to reflect inverse correlation between a fund and its benchmark index.

Beta: A measure of a fund’s sensitivity to market movements. Usually the higher betas represent riskier investments. When correlation is low, beta has minimal, if any, significance.

Standard deviation: A statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

Sharpe Ratio: The Sharpe Ratio is calculated by subtracting the risk-free (T-bill) rate of return from a portfolio’s total return and then dividing this by its standard deviation. The resulting fraction can be thought of as return per unit of risk. The higher a portfolio’s Sharpe Ratio, the better the risk-adjusted performance.

Semi-variance: A measure of a fund’s downside (negative return) volatility relative to a benchmark. Lower numbers are associated with less risk.

Index Definition:

S&P 500 Total Return Index: The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

Annual Report | April 30, 2012	5

Caldwell & Orkin Market Opportunity Fund	Performance Summary
April 30, 2012

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
1992	11.96%	14.03%
1993*	15.09%	9.24%
1993**	21.09%	9.18%
1994	16.48%	5.32%
1995	-2.28%	17.47%
1996	31.80%	30.21%
1997	23.24%	25.13%
1998	25.77%	41.07%
1999	19.43%	21.82%
2000	-0.02%	10.13%

Total Return Through April 30, 2012
6 months ended	5.54%	12.77%
12 months ended	4.95%	4.76%
Since 8/24/92(3)	402.28%	401.66%

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
2001	11.43%	-12.97%
2002	1.88%	-12.63%
2003	1.12%	-13.31%
2004	-3.55%	22.88%
2005	-0.17%	6.34%
2006	-2.74%	15.42%
2007	15.31%	15.24%
2008	17.92%	-4.68%
2009	4.73%	-35.31%
2010	-7.40%	38.84%
2011	0.41%	17.22%
2012	4.95%	4.76%

Average Annual Returns Through April 30, 2012
OneYear	4.95%	4.76%
ThreeYears	-0.81%	19.46%
FiveYears	3.80%	1.01%
TenYears	2.78%	4.71%
FifteenYears	5.53%	5.65%
Since 8/24/92(3)	8.54%	8.53%

Total annualized Fund operating expenses for the Fund’s fiscal year ended April 30, 2012 were 2.12%, or 1.26% before interest expenses and dividend expenses related to short sales. These figures exclude Acquired Fund Fees and Expenses of 0.09%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus.

6	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Performance Summary
April 30, 2012

Net Asset Allocation

October 31, 2011

[1]

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.caldwellorkinfunds.com for current month-end performance. The Fund’s performance assumes the reinvestment of dividends and capital gains, if any. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report. See additional important disclosures on pages 4 and 5.

[2]

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

[3]

Effective August 24, 1992, the Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ended April 30, 1993.

**	From August 24, 1992 through April 30, 1993 - the portion of the year using the active investment management style of C&O Funds Advisor, Inc., the manager of the Fund.

Annual Report | April 30, 2012	7

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2012

Ten Worst S&P 500 Total Return Days

Date	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%
12/1/2008	-1.58%	-8.92%	7.34%
9/29/2008	-0.37%	-8.78%	8.41%
10/9/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
8/8/2011	-0.63%	-6.66%	6.03%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index on all ten of the ten worst days, and was positive on two of the ten days.

Ten Worst S&P 500 Total Return Weeks

Week Ending	C&O MOF	S&P 500	Variance
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.63%	-11.57%	13.20%
4/14/2000	4.51%	-10.52%	15.03%
10/3/2008	1.83%	-9.33%	11.16%
11/21/2008	0.56%	-8.33%	8.89%
7/19/2002	0.65%	-7.96%	8.61%
8/5/2011	-0.77%	-7.15%	6.38%
3/6/2009	-0.88%	-6.96%	6.08%
7/12/2002	1.01%	-6.81%	7.82%
2/20/2009	0.20%	-6.80%	7.00%

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst weeks, and was positive in seven of those weeks.

Ten Worst S&P 500 Total Return Months

Month	C&O MOF	S&P 500	Variance
10/31/2008	3.42%	-16.74%	20.16%
8/31/1998	3.12%	-14.46%	17.58%
9/30/2002	2.10%	-10.86%	12.96%
2/28/2009	0.30%	-10.71%	11.01%
2/28/2001	4.78%	-9.13%	13.91%
9/30/2008	-0.42%	-8.89%	8.47%
6/30/2008	4.84%	-8.43%	13.27%
1/31/2009	-0.73%	-8.30%	7.57%
9/30/2001	3.29%	-8.06%	11.35%
5/31/2010	-2.55%	-8.04%	5.49%

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst months, and was positive in seven of those months.

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

8	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2012

Ten Worst Drawdowns

Caldwell & Orkin Market Opportunity Fund
Date Range	C&O MOF	S&P 500
01/17/2008 - 05/07/2010	-15.71%	-11.68%
04/12/1999 - 11/23/1999	-13.24%	4.23%
10/09/2002 - 05/25/2006	-13.12%	74.17%
05/26/2000 - 06/07/2000	-8.15%	6.81%
12/29/2000 - 01/19/2001	-8.06%	1.75%
04/04/2001 - 03/11/2002	-7.98%	7.22%
03/15/1993 - 04/26/1993	-7.83%	-3.65%
03/18/1994 - 02/03/1995	-7.68%	4.21%
04/10/2007 - 05/24/2007	-7.14%	4.31%
10/07/1998 - 11/05/1998	-6.41%	16.95%

S&P 500 Total Return Index
Date Range	C&O MOF	S&P 500
10/09/2007 - 03/09/2009	-0.61%	-55.26%
03/24/2000 - 10/09/2002	28.57%	-47.41%
07/17/1998 - 08/31/1998	4.02%	-19.19%
04/29/2011 - 10/03/2011	-1.12%	-18.72%
04/23/2010 - 07/02/2010	-1.52%	-15.67%
11/27/2002 - 03/11/2003	2.19%	-14.28%
07/16/1999 - 10/15/1999	-0.45%	-11.78%
10/07/1997 - 10/27/1997	0.18%	-10.74%
09/23/1998 - 10/08/1998	2.02%	-9.94%
10/28/2011 - 11/25/2011	-0.64%	-9.70%

Statistical Risk Measurements 8/24/1992 through 4/30/2012 (daily data)
	C&O MOF	S&P 500
Coefficient of Determination (R-Square)	0.10%	100.00%
Correlation Coefficient “R”	3.23%	100.00%
Beta	0.014	1.000
Standard Deviation	0.51	1.214
Sharpe Ratio	0.66	0.36
Semi-Variance	0.13	0.73
Performance During the Last Three Market Downturns of 20% or More
	C&O MOF	S&P 500
01/06/2009 -03/09/2009	-3.42%	-27.19%
10/09/2007 -11/20/2008	1.80%	-50.73%
01/04/2002 -10/09/2002	7.25%	-32.95%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

Annual Report | April 30, 2012	9

Caldwell & Orkin Market Opportunity Fund	Growth of $10,000
April 30, 2012

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 Total Return Index

Since Commencement of Active Style of Investment Management Results of a Hypothetical $10,000 Investment August 24, 1992 through April 30, 2012.

Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on pages 4 and 5.

10	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2012 (Unadited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2011 through April 30, 2012. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/2011	Ending Account Value 04/30/2012	Expense Ratio[1]	Expenses Paid During Period[2]
Actual[3]	$1,000.00	$1,055.40	2.07%	$10.58
Hypothetical (5% return before expenses)[4]	$1,000.00	$1,014.57	2.07%	$10.37

Annual Report | April 30, 2012	11

Caldwell & Orkin
Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

[1]

The annualized expense ratio used in this example reflects actual expenses from the Fund for the six month period 11/1/2011- 4/30/2012, as a percentage of average net assets for that period. It differs from the Ratio of total expenses figure of 2.12% on page 27 of this report, as that figure represents expenses for the twelve month period 5/1/2011 – 4/30/2012.

[2]

Expenses are equal to the Caldwell & Orkin Market Opportunity Fund’s annualized expense ratio of 2.07% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366 (to reflect the half-year period.)

[3]	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $6.44.
[4]	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $6.32.

12	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2012 (Unaudited)

The following table presents the Fund’s 4/30/2012 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (1)	Net (2)
Building - Residential /Commercial	11.79%		11.79%	11.79%
Pipelines	7.07%		7.07%	7.07%
Retail - Building Products	4.15%		4.15%	4.15%
Electric - Transmission	3.65%		3.65%	3.65%
Building & Construction Production - Miscellaneous	3.17%		3.17%	3.17%
Computers	2.94%		2.94%	2.94%
Reinsurance	2.48%		2.48%	2.48%
Computers-Memory Devices	2.34%		2.34%	2.34%
Applications Software	2.16%		2.16%	2.16%
Medical - HMO	1.93%		1.93%	1.93%
Transactional Software	1.92%		1.92%	1.92%
Retail - Restaurants	1.61%		1.61%	1.61%
Semiconductor Components/Integrated Circuits	1.59%		1.59%	1.59%
Food - Retail	1.38%		1.38%	1.38%
Coatings/Paint	1.37%		1.37%	1.37%
Aerospace/Defense - Equipment	1.66%	-0.30%	1.96%	1.36%
Retail - Auto Parts	1.33%		1.33%	1.33%
Medical - Drugs	1.26%		1.26%	1.26%
Oil & Gas Drilling	1.24%		1.24%	1.24%
Electric - Integrated	1.23%		1.23%	1.23%
Internet - Infrastructure Software	1.06%		1.06%	1.06%
Computers-Integrated Systems	1.04%		1.04%	1.04%
Broadcast Services/Programming	1.03%		1.03%	1.03%
Retail - Bedding	1.03%		1.03%	1.03%
Diversified Banking Institution	0.98%		0.98%	0.98%
Electronic Components - Semiconductors	0.97%		0.97%	0.97%
Aerospace/Defense	1.05%	-0.37%	1.42%	0.68%
Athletic Footwear	0.61%		0.61%	0.61%
Chemicals - Diversified	0.60%		0.60%	0.60%
Distribution/Wholesale	0.51%		0.51%	0.51%
Retail - Home Furnishings	0.41%		0.41%	0.41%
Retail - Automobile	0.40%		0.40%	0.40%
Transportation - Rail	0.84%	-0.44%	1.28%	0.40%
Beverages - Non-Alcoholic	0.35%		0.35%	0.35%
Telecom Services	0.30%		0.30%	0.30%
Diversified Operations	0.29%		0.29%	0.29%
Multi-line Insurance	0.21%		0.21%	0.21%
Advanced Materials/Production	0.19%		0.19%	0.19%
Networking Products	0.16%		0.16%	0.16%
Energy - Alternate Sources	0.07%		0.07%	0.07%
Retail - Major Department Store	0.07%		0.07%	0.07%

Annual Report | April 30, 2012	13

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2012 (Unaudited)

	Long	Short	Total (1)	Net (2)
Diversified Manufacturing Operations		-0.00%*	-0.00%*	-0.00%*
Electronic Measuring Instruments		-0.00%*	-0.00%*	-0.00%*
Real Estate Management/Services		-0.00%*	-0.00%*	-0.00%*
Footwear (Non-Athletic) & Related Apparel		-0.20%	0.20%	-0.20%
Metal - Copper		-0.30%	0.30%	-0.30%
Retail - Apparel/Shoe	1.12%	-1.50%	2.62%	-0.38%
Electronic Devices		-0.40%	0.40%	-0.40%
Retail – Video Games		-0.45%	0.45%	-0.45%
Food - Miscellaneous/Diversified		-0.46%	0.46%	-0.46%
Machinery - Construction/Mining		-0.46%	0.46%	-0.46%
Commercial Banks - Non-U.S.	0.63%	-1.11%	1.74%	-0.48%
Apparel Manufacturers		-0.58%	0.58%	-0.58%
E-Commerce/Services		-0.80%	0.80%	-0.80%
Beverages -Wine/Spirits		-1.08%	1.08%	-1.08%
E-Commerce/Products		-1.08%	1.08%	-1.08%
Medical - Hospitals	0.00%*	-1.14%	1.14%	-1.14%
Schools		-2.50%	2.50%	-2.50%

Subtotal Common Stocks (long & short positions)	70.19%	-13.17%	83.36%	57.02%

Exchange Traded Fund – Country Fund -Australia		-0.20%	0.20%	-0.20%
Exchange Traded Fund – Emerging Country Fund		-0.40%	0.40%	-0.40%
Exchange Traded Fund - Country Fund -Russia		-0.60%	0.60%	-0.60%

Subtotal Exchange-Traded Funds (long & short positions)	0.00%	-1.20%	1.20%	-1.20%

Subtotal Equities (long & short positions)	70.19%	-14.37%	84.56%	55.82%

Call Options	1.54%		1.54%
Put Options	0.26%		0.26%
Other Assets less Liabilities	13.64%		13.64%

Total Portfolio Holdings	85.63%	-14.37%	100.00%

* Less than 0.005% of net assets.

(1) Total exposure is Long exposure plus the absolute value of the Short exposure.

(2) Net exposure is Long exposure less Short exposure.

14	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Shares	Value (Note 1)
LONG INVESTMENTS (71.99%)
COMMON STOCKS (70.19%)
Advanced Materials/Production (0.19%)
Hexcel Corp.[1]	17,900	$490,102

Aerospace/Defense (1.05%)
Spirit Aerosystems Holdings, Inc. -Class A1	78,300	1,957,500
TransDigm Group, Inc.[1]	5,400	681,048

		2,638,548

Aerospace/Defense - Equipment (1.66%)
BE Aerospace, Inc.[1]	73,100	3,437,893
Triumph Group, Inc.	12,000	753,840

		4,191,733

Applications Software (2.16%)
Check Point Software Technologies, Ltd.[1]	47,500	2,761,175
Microsoft Corp.	68,400	2,190,168
Red Hat, Inc.[1]	8,200	488,802

		5,440,145

Athletic Footwear (0.61%)
NIKE, Inc. - Class B	13,700	1,532,619

Beverages - Non - Alcoholic (0.35%)
The Coca-Cola Co.	11,500	877,680

Broadcast Services/Programming (1.03%)
Discovery Communications, Inc. -Class A1	47,900	2,606,718

Building -Residential/Commercial (11.79%)
DR Horton, Inc.	193,500	3,163,725
Lennar Corp. - Class A	293,900	8,152,786
M/I Homes, Inc.[1]	147,200	1,957,760
Meritage Homes Corp.[1]	61,500	1,745,985
PulteGroup, Inc.[1]	342,400	3,369,216
The Ryland Group, Inc.	197,300	4,441,223
Standard Pacific Corp.[1]	383,200	1,938,992
Toll Brothers, Inc.[1]	194,000	4,927,600

		29,697,287

Building & Construction Production - Miscellaneous (3.17%)
Armstrong World Industries, Inc.	11,400	502,056

Annual Report | April 30, 2012	15

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Shares	Value (Note 1)
Building & Construction Production - Miscellaneous (continued)
Fortune Brands Home & Security, Inc.[1]	220,200	$5,007,348
Owens Corning[1]	71,900	2,469,765

		7,979,169

Chemicals - Diversified (0.60%)
E.I. du Pont de Nemours & Co.	28,100	1,502,226

Coatings/Paint (1.37%)
The Sherwin-Williams Co.	21,200	2,549,936
Valspar Corp.	17,500	895,125

		3,445,061

Commercial Banks Non - U.S. (0.63%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	161,600	1,090,800
Banco Santander SA, Sponsored ADR	80,300	508,299

		1,599,099

Computers (2.94%)
Apple, Inc.[1]	12,700	7,419,848

Computers - Integrated Systems (1.04%)
NCR Corp.[1]	111,100	2,610,850

Computers - Memory Devices (2.34%)
EMC Corp.[1]	120,600	3,402,126
OCZ Technology Group, Inc.[1]	422,400	2,492,160

		5,894,286

Distribution/Wholesale (0.51%)
Pool Corp.	34,500	1,273,395

Diversified Banking Institution (0.98%)
Bank of America Corp.	304,000	2,465,440

Diversified Operations (0.29%)
Primoris Services Corp.	51,100	736,862

Electric - Integrated (1.23%)
CMS Energy Corp.	134,800	3,099,052

16	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Shares	Value (Note 1)
Electric - Transmission (3.65%)
National Grid PLC, Sponsored ADR	169,900	$9,189,891

Electronic Components - Semiconductors (0.97%)
Broadcom Corp. - Class A1	67,000	2,452,200

Energy - Alternate Sources (0.07%)
Clean Energy Fuels Corp.[1]	8,700	167,388

Food -Retail (1.38%)
Whole Foods Market, Inc.	41,800	3,472,326

Internet - Infrastructure Software (1.06%)
TIBCO Software, Inc.[1]	81,500	2,681,350

Medical - Drugs (1.26%)
Johnson & Johnson	48,800	3,176,392

Medical - HMO (1.93%)
UnitedHealth Group, Inc.	86,600	4,862,590

Medical - Hospitals (0.00%)†
Tenet Healthcare Corp.[1]	100	519

Multi-line Insurance (0.21%)
American International Group, Inc.[1]	15,500	527,465

Networking Products (0.16%)
Cisco Systems, Inc.	19,500	392,925

Oil & Gas Drilling (1.24%)
Ensco PLC, Sponsored ADR	41,000	2,240,650
Hercules Offshore, Inc.[1]	173,900	883,412

		3,124,062

Pipelines (7.07%)
Enbridge, Inc.	201,900	8,457,591
Kinder Morgan, Inc.	116,400	4,178,760
Plains All American Pipeline LP	63,200	5,177,976

		17,814,327

Annual Report | April 30, 2012	17

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Shares	Value (Note 1)
Reinsurance (2.48%)
Greenlight Capital Re, Ltd. - Class A1	251,300	$6,257,370

Retail - Apparel/Shoe (1.12%)
Urban Outfitters, Inc.[1]	97,200	2,814,912

Retail - Auto Parts (1.33%)
O’Reilly Automotive, Inc.[1]	31,900	3,364,174

Retail - Automobile (0.40%)
Group 1 Automotive, Inc.	17,400	1,007,112

Retail - Bedding (1.03%)
Bed Bath & Beyond, Inc.[1]	36,700	2,583,313

Retail - Building Products (4.15%)
Home Depot, Inc.	100,100	5,184,179
Lowe’s Cos., Inc.	125,200	3,940,044
Lumber Liquidators Holdings, Inc.[1]	46,400	1,342,352

		10,466,575

Retail - Home Furnishings (0.41%)
Pier 1 Imports, Inc.	59,700	1,025,646

Retail - Major Department Store (0.07%)
TJX Cos., Inc.	4,000	166,840

Retail - Restaurants (1.61%)
Panera Bread Co. -Class A1	4,700	742,224
Starbucks Corp.	57,900	3,322,302

		4,064,526

Semiconductor Components/Integrated Circuits (1.59%)
QUALCOMM, Inc.	62,600	3,996,384

Telecom Services (0.30%)
Allot Communications, Ltd.[1]	31,100	763,194

Transactional Software (1.92%)
VeriFone Systems, Inc.[1]	101,700	4,844,988

18	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Shares	Value (Note 1)
Transportation - Rail (0.84%)
Kansas City Southern	27,500	$2,118,050

TOTAL COMMON STOCKS (Cost $158,136,894)		176,834,639

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)
PURCHASED OPTIONS (1.80%)
PURCHASED CALL OPTIONS (1.54%)
Apple Computer, Inc.	June, 2012	$600.00	70	134,400
Apple, Inc.	June, 2012	590.00	70	165,200
DR Horton, Inc.	August, 2012	15.00	1,734	364,140
Fortune Brands Home & Security, Inc.	June, 2012	20.00	512	138,240
Fortune Brands Home & Security, Inc.	September, 2012	22.50	4,458	802,440
Greenlight Capital Re, Ltd.	August, 2012	25.00	53	4,770
Lennar Corp.	May, 2012	23.00	1,121	538,080
Lennar Corp.	August, 2012	27.00	2,916	839,808
OCZ Technology Group, Inc.	May, 2012	6.00	4,619	277,140
Toll Brothers, Inc.	September, 2012	24.00	1,795	556,450
Vertex Pharmaceuticals, Inc.	October, 2012	45.00	220	64,900

TOTAL PURCHASED CALL OPTIONS (Cost $2,815,867)				3,885,568

PURCHASED PUT OPTIONS (0.26%)
Community Health Systems, Inc.	June, 2012	25.00	1,721	318,385
Community Health Systems, Inc.	September, 2012	22.00	995	164,175
Research In Motion, Ltd.	May, 2012	14.00	1,210	62,920
Shutterfly, Inc.	September, 2012	30.00	250	100,250

TOTAL PURCHASED PUT OPTIONS (Cost $1,118,512)				645,730

TOTAL PURCHASED OPTIONS (Cost $3,934,379)				4,531,298

Annual Report | April 30, 2012	19

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)
TOTAL LONG INVESTMENTS (Cost $162,071,273)				$181,365,937

	7-Day Yield		Shares
SHORT TERM INVESTMENTS (29.04%)
MONEY MARKET FUNDS[2]
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0.00% [3]		73,144,918	73,144,918

TOTAL SHORT TERM INVESTMENTS (Cost $73,144,918)				73,144,918

TOTAL INVESTMENTS - (101.03%) (Cost $235,216,191)				$254,510,855

Liabilities in Excess of Other Assets (-1.03%)				(2,603,809)

NET ASSETS (100.00%)				$251,907,046

SCHEDULE OF SECURITIES SOLD SHORT			Shares	Value (Note 1)
COMMON STOCKS (-13.17%)
Aerospace/Defense (-0.37%)
Aerovironment, Inc.			(38,000)	$(924,160)

Aerospace/Defense - Equipment (-0.30%)
Alliant Techsystems, Inc.			(14,300)	(762,190)

Apparel Manufacturers (-0.58%)
Columbia Sportswear Co.			(14,500)	(682,950)
Hanesbrands, Inc.			(27,500)	(776,050)

				(1,459,000)

Beverages - Wine/Spirits (-1.08%)
Green Mountain Coffee Roasters, Inc.			(55,800)	(2,720,250)

Commercial Banks Non - U.S. (-1.11%)
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR			(263,300)	(1,777,275)

20	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)
Commercial Banks Non - U.S. (continued)
Banco Santander SA, Sponsored ADR	(160,900)	$(1,018,497)

		(2,795,772)

Diversified Manufacturing Operations (-0.00%)†
AO Smith Corp.	(100)	(4,760)

E - Commerce/Products (-1.08%)
Nutrisystem, Inc.	(22,800)	(264,024)
Shutterfly, Inc.	(78,700)	(2,449,144)

		(2,713,168)

E - Commerce/Services (-0.80%)
Netflix, Inc.	(25,000)	(2,003,500)
OpenTable, Inc.	(100)	(4,473)

		(2,007,973)

Electronic Devices (-0.40%)
Research In Motion, Ltd.	(70,000)	(1,001,000)

Electronic Measuring Instruments (-0.00%)†
Trimble Navigation, Ltd.	(100)	(5,414)

Food - Miscellaneous/Diversified (-0.46%)
Diamond Foods, Inc.	(55,400)	(1,157,860)

Footwear (Non-Athletic) & Related Apparel (-0.20%)
Deckers Outdoor Corp.	(9,800)	(499,898)

Machinery - Construction & Mining (-0.46%)
Joy Global, Inc.	(16,500)	(1,167,705)

Medical - Hospitals (-1.14%)
Community Health Systems, Inc.	(104,200)	(2,536,228)
Health Management Associates, Inc. -Class A	(48,300)	(347,760)

		(2,883,988)

Metal - Copper (-0.30%)
Freeport-McMoRan Copper & Gold, Inc.	(20,000)	(766,000)

Annual Report | April 30, 2012	21

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)
Real Estate Management/Services (-0.00%)† E-House China Holdings, Ltd., ADR	(100)	$(742)

Retail - Apparel/Shoe (-1.50%)
The Buckle, Inc.	(32,400)	(1,496,232)
Guess?, Inc.	(78,200)	(2,289,696)

		(3,785,928)

Retail - Video Games (-0.45%) GameStop Corp. -Class A	(49,300)	(1,122,068)

Schools (-2.50%)
Apollo Group, Inc. -Class A	(11,900)	(419,118)
Career Education Corp.	(179,400)	(1,279,122)
Corinthian Colleges, Inc.	(158,100)	(607,104)
ITT Educational Services, Inc.	(19,500)	(1,287,390)
K12, Inc.	(42,500)	(1,083,750)
Strayer Education, Inc.	(16,300)	(1,608,484)

		(6,284,968)

Transportation - Rail (-0.44%) Genesee & Wyoming, Inc.	(20,700)	(1,115,937)

TOTAL COMMON STOCKS (Proceeds $40,188,516)		(33,178,781)

EXCHANGE TRADED FUNDS (-1.20%)
Country Fund - Australia (-0.20%) iShares® MSCI Australia Index Fund	(21,300)	(507,792)

Country Fund - Russia (-0.60%) Market Vectors Russia ETF	(50,500)	(1,512,475)

Emerging Country Exchange-Traded Funds (-0.40%) iShares® FTSE China 25 Index Fund	(26,500)	(1,005,145)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,964,953)		(3,025,412)

TOTAL SECURITIES SOLD SHORT (Proceeds $43,153,469)		$(36,204,193)

22	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2012

†	Less than 0.005% of net assets.
[1]	Non-Income Producing Security.
[2]	A portion of the Money Market Fund assets are held as collateral for short sales activity.
[3]	Amount represents less than 0.005%.

Common Abbreviations:

ADR - American Depositary Receipts

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing civil law

See accompanying notes to financial statements.

Annual Report | April 30, 2012	23

Caldwell & Orkin Market Opportunity Fund	Statement of Assets & Liabilities
April 30, 2012

ASSETS
Investments at value (cost $235,216,191)	$254,510,855
Deposits with brokers for securities sold short	37,500,091
Receivables:
Investment securities sold	5,003,556
Interest and dividends	73,030
Capital shares sold	96,983
Other assets	16,889

Total Assets	297,201,404

LIABILITIES
Securities sold short, not yet purchased (proceeds $43,153,469)	36,204,193
Payables:
Investment securities purchased	8,145,377
Capital shares redeemed	525,954
Dividends payable - short sales	94,522
Investment advisory fee	203,865
Accrued expenses and other liabilities	120,447

Total Liabilities	45,294,358

Net Assets	$251,907,046

COMPOSITION OF NET ASSETS
Paid-in capital applicable to 12,253,222 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	$259,062,880
Undistributed net investment loss	(1,009,949)
Accumulated net realized loss on investments	(32,389,825)
Net unrealized appreciation of investments	26,243,940

$251,907,046

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$20.56

See accompanying notes to financial statements.

24	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Year Ended April 30, 2012

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $40,492)	$2,326,656
Interest	7,910

Total Investment Income	2,334,566

EXPENSES
Investment advisory fees (Note 2)	2,722,939
Dividend expense on securities sold short	1,189,620
Interest expense	1,179,535
Transfer agent fees	179,481
Administration and accounting fees (Note 2)	175,240
Professional fees	88,331
Directors’ fees and expenses	64,004
Insurance expense	58,754
Blue sky servicing fees	58,659
Chief compliance officer expense	45,000
Custodian fees	39,404
Shareholder report printing	35,005
Other expenses	19,981

Total Expenses before waiver	5,855,953
Less fees waived by Administrator (Note 2)	(30,082)

Total net expenses	5,825,871

Net Investment Loss	(3,491,305)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	8,738,345
Net realized gain on securities sold short	6,586,228
Net realized gain on written options	3,689
Change in unrealized depreciation on investments	(1,809,665)
Change in unrealized appreciation on securities sold short	1,067,815

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,586,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,095,107

See accompanying notes to financial statements.

Annual Report | April 30, 2012	25

Caldwell & Orkin Market Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,491,305)	$(5,064,477)
Net realized gain/(loss) on investments, securities sold short and written options	15,328,262	(10,477,045)
Change in net unrealized appreciation/(depreciation) of investments and securities sold short	(741,850)	16,050,985

	11,095,107	509,463

DECREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS:
Net proceeds from sale of shares	45,960,719	118,936,001
Cost of shares redeemed	(137,975,481)	(182,072,337)
Redemption fee proceeds (Note 1)	102,634	276,943

Net decrease in net assets resulting from capital share transactions	(91,912,128)	(62,859,393)

DECREASE IN NET ASSETS	(80,817,021)	(62,349,930)

NET ASSETS
Beginning of year	332,724,067	395,073,997

End of year (including undistributed net investment income/(loss) of $(1,009,949) and $0, respectively)	$251,907,046	$332,724,067

See accompanying notes to financial statements.

26	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each year.
	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009	For the Year Ended April 30, 2008
PER SHARE DATA:
Net asset value, beginning of year	$19.59		$19.51		$21.24		$21.40	$18.68
Income/(loss) from investment operations:
Net Investment income/(loss)	(0.28)		(0.30)		(0.16)		0.01	0.20
Net realized and unrealized gain/(loss) on investments	1.24		0.36		(1.43)		0.94	3.15

Total from Investment Operations	0.96		0.06		(1.59)		0.95	3.35

LESS DISTRIBUTIONS:
From net investment income	–		–		–		(0.12)	(0.37)
From net realized gain on investments	–		–		(0.16)		(1.02)	(0.30)

Total Distributions	–		–		(0.16)		(1.14)	(0.67)

Redemption fee proceeds	0.01		0.02		0.02		0.03	0.04

Net asset value, end of year	$20.56		$19.59		$19.51		$21.24	$21.40

Total Return	4.95%		0.41%		(7.40%)		4.73%	17.92%

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$251,907		$332,724		$395,074		$302,930	$228,454
Ratios to Average Net Assets:
Management fees	0.99%		0.97%		0.83%		0.83%	0.84%
Administrative Fees	0.27%		0.22%		0.20%		0.27%	0.24%

Expenses before dividends on securities sold short and interest expense	1.26%		1.19%		1.03%		1.10%	1.08%
Interest expense	0.43%		0.51%		0.31%		0.24%	0.18%
Expenses from dividends on securities sold short	0.43%		0.34%		0.29%		0.55%	1.02%

Ratio of total expenses[1]	2.12%	[2]	2.04%	[2]	1.63%	[2]	1.89%	2.28%

Ratio of net investment income/(loss)[1]	(1.27%)	[2]	(1.36%)	[2]	(0.82%)	[2]	(0.11%)	1.23%
Portfolio turnover rate	517%		493%		662%		879%	712%

1	The ratio of expenses to average net assets and net investment income to average net assets do not reflect the expenses of other investment companies (Acquired Fund Fees and Expenses).
2

The ratio of total expenses to average net assets and ratio of net investment income/(loss) include fees waived by Fund’s Administrator in the amount of 0.01%, 0.01% and less than 0.005%, respectively, for the years ended April 30, 2012, 2011 and 2010, respectively.

See accompanying notes to financial statements.

Annual Report | April 30, 2012	27

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select- 100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell& Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market (as measured by indices such as the S&P 500 Total Return Index) over the course of a full market cycle, which includes both bull market (a period of rising security prices) and bear market (a period of falling security prices) phases, but with less stomach churn.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities, other than short- term investments, are valued at the price provided by an independent pricing service. Short- term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

28	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$176,834,639	$–	$–	$176,834,639
Purchased Call Options	3,378,418	507,150	–	3,885,568
Purchased Put Options	163,170	482,560	–	645,730
Short Term Investments	73,144,918	–	–	73,144,918
TOTAL	$253,521,145	$989,710	$–	$254,510,855

Other Financial Instruments*
Common Stocks Sold Short	$(33,178,781)	$–	$–	$(33,178,781)
Exchange Traded Funds Sold Short	(3,025,412)	–	–	(3,025,412)
TOTAL	$(36,204,193)	$–	$–	$(36,204,193)

During the fiscal year ended April 30, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of all levels as of the end of the reporting period. All securities of the Fund were valued using either Level 1 or Level 2 inputs during the year ended April 30, 2012. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3)were used is not applicable.

*For detailed industry descriptions, see the accompanying Schedule of Investments.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Annual Report | April 30, 2012	29

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

Use of Derivatives

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared

30	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Written option activity for the year ended April 30, 2012 was as follows:

	Number of contracts	Premiums Received
Written call options outstanding at April 30, 2011	-	$–
Positions opened	41	37,124
Closed	(41)	(37,124)
Expired	-	–
Exercised	-	–
Written call options outstanding at April 30, 2012	-	$–

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2012:

Asset Derivatives

Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Market Value
Equity Contracts	Investments, at value	$4,531,298
TOTAL		$4,531,298

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2012:

Derivatives not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
	Net realized gain on investments	$1,690,250

Equity Contracts	Change in unrealized depreciation on investments		$1,629,254
TOTAL		$1,690,250	$1,629,254

Annual Report | April 30, 2012	31

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

Significant Ownership Concentration

At April 30, 2012, the Fund invested 29.04% total net assets in the JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital Class (CJTXX). The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The JPMorgan 100% U.S. Treasury Securities Money Market Fund’s objective is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The JPMorgan 100% U.S. Treasury Securities Money Market Fund invests its assets exclusively in obligations of the U.S. Treasury including treasury bills, bonds and notes.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of April 30, 2012, total investments would equal 86.37%, as a percentage of net assets. This would result in cash equivalents representing 13.63% of net assets, vs. the 29.04% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of April 30, 2012.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Securities Transactions and Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

32	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Georgia. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended April 30, 2009 through April 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

▪

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

▪

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay through income and gains.

▪

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | April 30, 2012	33

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2012, the Fund increased accumulated net realized loss on investments by $55,721, decreased undistributed net investment loss by $2,481,356 and decreased paid- in capital by $2,425,635 due to certain permanent book and tax differences. Included in the amounts reclassified was a net operating loss offset to Paid-in-Capital of $2,425,636.

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
.90%	In excess of $250 million but not greater than $500 million
.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average net assets (the “Expense Cap”). No reimbursement was required for the year ended April 30, 2012.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

ALPS Distributors, Inc. (“ADI”) serves as distributor to the Fund. The Fund does not pay ADI for these services. ALPS Fund Services, Inc. (“ALPS”) provides fund accounting, fund administration, and transfer agency services to the Fund. The fees paid to ALPS for fund accounting and fund administration services are set at incremental annual rates as follows, and subject to a $160,000 annual minimum:

Administration Fee	`	Average Daily Net Assets
.06%		Between $0 - $500 million
.03%		Between $500 million - $1 billion
.02%		In excess of $1 billion

In addition to the fee structure set forth above, an annual amount of $30,000 is waived against the administration fee, pursuant to a Distribution Fee Letter Agreement between the Adviser and ADI.

34	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of securities, excluding securities sold short and short-term investments during the fiscal year ended April 30, 2012 were as follows:

Fund	Purchases	Sales
Caldwell & Orkin Market Opportunity Fund	$796,841,088	$839,167,370

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2012, the Fund had approximately 14% of its total net assets in short positions.

For the year ended April 30, 2012, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $344,997,902 and $390,948,731 respectively.

Annual Report | April 30, 2012	35

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2012

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Shares sold	2,346,715	6,136,472
Shares reacquired	(7,081,734)	(9,395,772)
Net decrease in shares outstanding	(4,735,019)	(3,259,300)

5. DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions during the years ended April 30, 2011 and 2012.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Total cost of investments	$240,880,473

Gross tax unrealized appreciation	$17,950,017
Gross tax unrealized depreciation	(4,319,635)
Net appreciation of foreign currency and derivatives	6,949,276

Net tax unrealized appreciation	20,579,658
Other Cumulative Effect of Timing Differences	(1,009,949)
Accumulated capital losses	(26,725,543)

Total accumulated earnings/(deficit)	$(7,155,834)

At April 30, 2012, the Fund had capital loss carryovers in the amounts of $280,623 and $25,437,031. Those loss carryovers expire April 30, 2018, and April 30, 2019, respectively.

The Fund elects to defer to the period ending April 30, 2013, certain capital losses recognized during the period 11/1 – 4/30/2012 in the amount of $1,007,889 and late year ordinary losses in the amount of $1,009,949.

Net investment income/(loss), net realized gains/(losses) and unrealized appreciation/(depreciation) differ for financial statement and tax purposes due to differing treatments of short term capital gains, nondeductible dividend expense, commodity adjustments (SPDR Gold Trust), constructive sales and wash sale loss deferrals.

6. RELATED PARTY TRANSACTIONS

As of April 30, 2012, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.40% and 1.94%, respectively. Caldwell & Orkin, Inc. is 100% wholly owned by Michael B. Orkin.

7. SUBSEQUENT EVENTS

Management has performed a review for subsequent events through the date this report was issued. There were no other reportable events for the Fund as a result of their review

36	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Caldwell & Orkin Market Opportunity Fund, a series of shares of The Caldwell & Orkin Funds, Inc., (the “Fund”), as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokersd or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 19, 2012

Annual Report | April 30, 2012	37

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2012 (Unaudited)

Information about the Board of Directors and officers* of the Fund as of April 30, 2012 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (53) Chairman	Since 1990	Mr. Blumer is the CEO of Vehcon, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None

David L. Eager (69) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None

James L. Underwood (61) Director and Audit Committee Chairman	Since 2006	Mr. Underwood is a Principal and shareholder of Windham Brannon PC, a Member of the Board of Managers of Windham Brannon Financial Group LLC, and was formerly President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

38	1-800-467-7903 | www.CaldwellOrkinFunds.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2012 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR

Michael B. Orkin (52) [2] Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel, Jr. (35)[3] Treasurer & Ass’t Secretary Secretary & Ass’t Treasurer	Since 2010 2006-2010	Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A

William C. Horne (54)[3] Chief Compliance Officer Treasurer	Since 2004 2006-2010	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.
[3]	Registered Representative of ALPS Distributors, Inc.

Annual Report | April 30, 2012	39

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2012 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS WHO ARE NOT DIRECTORS (Continued)

Rhonda A. Mills (45)[2] Secretary	Since 2011[3]	Ms. Mills is Vice President and Associate Counsel of ALPS Fund Services, Inc. Prior to joining ALPS in 2011, Ms. Mills served in house with Old Mutual Capital, Inc. in Denver, CO as Counsel, from 2006 through 2009, and as a consultant, through Mills Law, LLC, from 2010 – 2011. Ms. Mills is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A

Lauren Johnson (31) Assistant Treasurer	Since 2009	Ms. Johnson joined ALPS Fund Services in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for Pricewaterhouse Coopers LLP.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Registered Representative of ALPS Distributors, Inc.
[3]

At a meeting of the Board of Directors held December 15, 2011, the Board of Directors accepted the resignation of Paul Leone as Secretary. At that same meeting the Board of Directors elected Ms. Mills as Secretary of the Fund.

40	1-800-467-7903 | www.CaldwellOrkinFunds.com

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer,	& DIVIDEND	Paul Hastings LLP
Independent Chairman	DISBURSING AGENT	600 Peachtree Street, N.E.
Michael B. Orkin, President	ALPS Fund Services, Inc.	Suite 2400
David L. Eager	P.O. Box 46256	Atlanta, GA 30308
James L. Underwood	Denver, CO 80201
INDEPENDENT
INVESTMENT ADVISER	CUSTODIAN	DIRECTORS’ COUNSEL
C&O Funds Advisor, Inc.	JPMorgan Chase Bank, N.A.	Arnall Golden Gregory LLP
5185 Peachtree Parkway	1111 Polaris Parkway, Suite 31	171 17th Street, NW,
Suite 370	Columbus,OH 43240	Suite 2100
Norcross, GA 30092-6541		Atlanta, GA 30363

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100 Denver, CO 80203

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2012. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information-For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkinFunds.com.

Fund Listings-The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

E-mail: Info@CaldwellOrkin.com

Item 2.		Code of Ethics.

	(a)	As of the end of the period covered by this report, the registrant has adopted a Supplemental Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Supplemental Code of Ethics”).

	(b)	Not applicable.

	(c)	During the period covered by this report, no amendments were made to the provisions of the Supplemental Code of Ethics adopted in 2(a) above.

	(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Supplemental Code of Ethics adopted in 2(a) above were granted.

	(e)	Not applicable.

	(f)	A copy of the registrant’s Supplemental Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Supplemental Code of Ethics to any person, without charge upon written request to the registrant at its address at 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Item 3.		Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Directors has determined that one audit committee financial expert serves on its audit committee.

(a)(2) James L. Underwood, an Independent Director of the registrant, is the registrant’s audit committee financial expert.

(a)(3) N/A

Item 4.		Principal Accountant Fees and Services.

	(a)	Audit Fees: For the registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $26,800 and $26,000, respectively.

b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, aggregate fees of $0 and $0, respectively, were billed to the registrant for assurance and related services by the principal accountant for certain audit-related communications to the registrant’s audit committee. For the registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees of $0 and $0 were billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2012 and April 30, 2011, aggregate fees of $2,600 and $2,500, respectively, were billed for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended April 30, 2012 and April 30, 2011, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees: In registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees $3,450 and $3,450, respectively, were billed to registrant by the principal accountant for cursory reviews of the registrant’s October 31, 2011 and October 31, 2010 semi-annual reports, and agreed upon procedures related to review of anti-money laundering procedures. For the registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraph (a) through (c).

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: In registrant’s fiscal years ended April 30, 2012 and April 30, 2011, the aggregate non-audit fees $3,450 and $3,450 were billed to the registrant by the registrant’s accountant for cursory reviews of the registrant’s October 31, 2011 and October 31, 2010 semi-annual reports and agreed upon procedures related to review of anti-money laundering procedures. In registrant’s fiscal years ended April 30, 2012 and April, 2010, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-06113, on July 7, 2010.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex 99.Cert.

(a)(3) Not applicable.

(b) The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	/s/ Michael B. Orkin
Michael B. Orkin
President (Principal Executive Officer)

Date:	July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	/s/ Michael B. Orkin
Michael B. Orkin
President (Principal Executive Officer)

Date:	July 6, 2012

By:	/s/ David R. Bockel, Jr.
David R. Bockel, Jr.
Treasurer (Principal Financial Officer)

Date:	July 6, 2012